UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CONSTELLATION ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CONSTELLATION ENERGY CORPORATION 1310 POINT STREET BALTIMORE, MARYLAND 21231 UNITED STATES CONSTELLATION ENERGY CORPORATION You invested in CONSTELLATION ENERGY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 25, 2023. Vote Virtually at the Meeting* April 25, 2023 9:00 am Eastern Time Virtually at: www.virtualshareholdermeeting.com/CEG2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V04177-P85611 Get informed before you vote View the Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by April 24, 2023, 11:59 PM ET. For shares held in a Plan, vote by April 20, 2023, 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V04178-P85611 1 Year 1. Election of three Class I directors to serve until the 2026 Annual Meeting of Shareholders or until their respective successors are elected and qualified Nominees: 01) Joseph Dominguez 02) Julie Holzrichter 03) Ashish Khandpur 2. To consider and act on an advisory vote regarding the approval of compensation paid to named executive officers 3. To consider and act on an advisory vote regarding the frequency of the approval of compensation paid to named executive officers 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2023 5. To transact any other business property brought before the meeting and any adjournment or postponement thereof For All For For